SUPPLEMENT DATED OCTOBER 14, 2008
TO THE PROSPECTUSES FOR PRINCIPAL FUNDS, INC.
DATED FEBRUARY 29, 2008 AND MAY 1, 2008

On October 1, 2008, the Board of Directors (the “Board”) of Principal Funds, Inc. approved the participation of its Money Market Fund (the “Fund”) in the United States Department of Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program will guarantee Fund shareholders that they will receive $1.00 per Fund share they owned as of the close of business on September 19, 2008, or the number of shares held in the account the date the Fund “breaks the buck” (the date the Fund’s net asset value falls below $.0995, is not immediately restored, and the Fund liquidates), whichever is less. The program is subject to an overall limit of $50 billion for all money market funds participating in the Program. The Program does not cover investors who were not shareholders of the Fund on September 19, 2008.

The Program remains in effect until December 18, 2008, unless extended by the United States Treasury Department. If the Program is extended, the Board would need to approve the Fund’s continued participation in the Program and the Fund would need to reapply and pay an additional premium. The cost for participating in the initial three-month Program is 0.01% of the net assets of the Fund as of September 19, 2008 and shall be borne by the Fund.

Further information about the Program is available at www.ustreas.gov.